Exhibit 99.1

2nd Quarter 2024 // Quarter Ended June 30, 2024

EARNINGS RELEASE AND SUPPLEMENTAL OPERATING & FINANCIAL DATA

Sunset Trail // Rochester, MN

centerspace

Earnings Release

Centerspace Reports Second Quarter 2024 Financial Results and Raises Mid-Point for 2024 Core FFO per Share Guidance
MINNEAPOLIS, MN, July 29, 2024 – Centerspace (NYSE: CSR) announced today its financial and operating results for the three and six months ended June 30, 2024. The tables below show Net Income (Loss), Funds from Operations (“FFO”)1, and Core FFO1, all on a per diluted share basis, for the three and six months ended June 30, 2024; Same-Store Revenues, Expenses, and Net Operating Income (“NOI”)1 over comparable periods; and Same-Store Weighted-Average Occupancy for each of the three months ended June 30, 2024, March 31, 2024, and June 30, 2023.

	Three Months Ended June 30,		Six Months Ended June 30,
Per Common Share	2024	2023	2024	2023
Net income (loss) - diluted	$(0.19)	$(0.23)	$(0.56)	$2.55
FFO - diluted(1)	$1.23	$1.11	$2.39	$2.01
Core FFO - diluted(1)	$1.27	$1.28	$2.49	$2.36

	Year-Over-Year Comparison	Sequential Comparison	YTD Comparison
Same-Store Results(2)	Q2 2024 vs. Q2 2023	Q2 2024 vs. Q1 2024	2024 vs. 2023
Revenues	3.4%	1.7%	3.5%
Expenses	5.1%	1.8%	1.4%
NOI(1)	2.4%	1.7%	4.9%

	Three months ended			Six months ended
Same-Store Results(2)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Weighted Average Occupancy	95.3%	94.6%	95.2%	94.9%	95.0%
(1)NOI, FFO, and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to “Non-GAAP Financial Measures and Reconciliations” and “Non-GAAP Financial Measures and Other Terms” in Supplemental and Financial Operating Data within.
(2)Same-store results are updated for disposition activity. Refer to “Non-GAAP Financial Measures and Reconciliations” in Supplemental and Financial Operating Data within.
Highlights
•Centerspace raised the mid-point and narrowed the 2024 financial outlook ranges for net loss per diluted share, FFO per diluted share and Core FFO per diluted share. Refer to page S-17 in the Supplemental and Financial Operating Data within for additional detail.
•Net loss was $0.19 per diluted share for the second quarter of 2024, compared to Net loss of $0.23 per diluted share for the same period of the prior year;
•Core FFO per diluted share increased 5.5% to $2.49 for the six months ended June 30, 2024, compared to $2.36 for the six months ended June 30, 2023;
•Same-store revenues increased by 3.4% for the second quarter of 2024 compared to the second quarter of 2023, driving a 2.4% increase in same-store NOI compared to the same period of the prior year; and
•Centerspace issued approximately 110,000 common shares for gross consideration of $7.7 million, and an average gross price of $69.82 per share during the second quarter of 2024 under its at-the-market offering program, compared to approximately 88,000 of repurchases in the first quarter of 2024 at an average repurchase price of $53.60 per share, excluding commissions.

1

Balance Sheet
At the end of the second quarter, Centerspace had $222.3 million of total liquidity on its balance sheet, consisting of $208.0 million available under the lines of credit and cash and cash equivalents of $14.3 million.
Revised 2024 Financial Outlook
Centerspace revised its 2024 financial outlook. For additional information, see S-17 of the Supplemental Financial and Operating Data for the quarter ended June 30, 2024 included at the end of this release. These ranges should be considered in their entirety. The table below reflects the revised outlook.

	Previous Outlook for 2024		Updated Outlook for 2024
	Low	High	Low	High
Net income per Share – diluted	$(1.34)	$(1.10)	$(1.21)	$(1.01)
Same-Store Revenue	3.00%	4.50%	3.25%	4.25%
Same-Store Expenses	4.00%	5.50%	3.50%	4.75%
Same-Store NOI	2.50%	4.00%	3.00%	4.00%
FFO per Share – diluted	$4.57	$4.76	$4.61	$4.76
Core FFO per Share – diluted	$4.74	$4.92	$4.78	$4.92
Additional assumptions:
•Same-store recurring capital expenditures of $1,100 per home to $1,150 per home
•Value-add expenditures of $23.0 million to $25.0 million
•Proceeds from dispositions of $19.0 million
Note: FFO and Core FFO are non-GAAP financial measures. For more information on their usage and presentation and a reconciliation to the most comparable GAAP measure, please refer to “2024 Financial Outlook” in the Supplemental Financial and Operating Data within.
Subsequent Events
Through July 29, 2024, Centerspace sold 431,000 common shares under its 10b5-1 trading arrangement at an average gross price per share of 69.54, totaling $30.0 million.
On July 26, 2024, Centerspace amended its Unsecured Credit Facility to extend the maturity date to July 2028. The borrowing capacity remained at $250.0 million.
Upcoming Events
Centerspace is scheduled to participate in the following conferences:
•NYSE Real Estate Investor Access Day which will be held virtually on August 8; and
•Bank of America Global Real Estate Conference which will be held in New York, NY, September 10-12.
Earnings Call

Live webcast and replay: https://ir.centerspacehomes.com

Live Conference Call		Conference Call Replay
Tuesday, July 30, 2024, at 10:00 AM ET		Replay available until August 13, 2024
USA Toll Free	1-833-470-1428	USA Toll Free	1-866-813-9403
International	1-404-975-4839	International	1-929-458-6194
Access Code	811975	Access Code	732490
Supplemental Information
Supplemental Operating and Financial Data for the quarter ended June 30, 2024 included herein (“Supplemental Information”), is available in the Investors section on Centerspace’s website at www.centerspacehomes.com or by calling Investor Relations at 701-837-7104. Non-GAAP financial measures and other capitalized terms, as used in this earnings release, are defined and reconciled in the Supplemental Financial and Operating Data, which accompanies this earnings release.

2

About Centerspace
Centerspace is an owner and operator of apartment communities committed to providing great homes by focusing on integrity and serving others. Founded in 1970, as of June 30, 2024, Centerspace owned interests in 70 apartment communities consisting of 12,883 apartment homes located in Colorado, Minnesota, Montana, Nebraska, North Dakota, and South Dakota. Centerspace was named a top workplace for the fifth consecutive year in 2024 by the Minneapolis Star Tribune. For more information, please visit www.centerspacehomes.com.
Forward-Looking Statements
Certain statements in this press release and the accompanying Supplemental Operating and Financial Data are based on the company's current expectations and assumptions, and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of such words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although the company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. Any statements contained herein that are not statements of historical fact should be deemed forward-looking statements. As a result, reliance should not be placed on these forward-looking statements, as these statements are subject to known and unknown risks, uncertainties, and other factors beyond the company's control and could differ materially from actual results and performance. Such risks, uncertainties, and other factors that might cause such differences include, but are not limited to those risks and uncertainties detailed from time to time in Centerspace's filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in its Annual Report on Form 10-K for the year ended December 31, 2023, in its subsequent quarterly reports on Form 10-Q, and in other public reports. The company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.
Contact Information
Investor Relations
Josh Klaetsch
Phone: 952-401-6600
Email: IR@centerspacehomes.com
Marketing & Media
Kelly Weber
Phone: 952-401-6600
Email: kweber@centerspacehomes.com

3

Supplemental Financial and Operating Data
Table of Contents
June 30, 2024

Common Share Data (NYSE: CSR)

	Three Months Ended
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
High closing price	$70.93	$58.00	$59.33	$66.57	$64.18
Low closing price	$55.48	$52.65	$47.82	$59.39	$53.98
Average closing price	$65.88	$55.68	$54.61	$62.52	$58.61
Closing price at end of quarter	$67.63	$57.14	$58.20	$60.26	$61.36
Common share distributions – annualized	$3.00	$3.00	$2.92	$2.92	$2.92
Closing dividend yield – annualized	4.4%	5.3%	5.0%	4.8%	4.8%
Closing common shares outstanding (thousands)	15,057	14,912	14,963	15,052	14,949
Closing limited partnership units outstanding (thousands)	828	844	861	864	961
Closing Series E preferred units outstanding, as converted (thousands)	2,053	2,062	2,078	2,087	2,094
Total closing common shares, limited partnership units, and Series E preferred units, as converted, outstanding (thousands)	17,938	17,818	17,902	18,003	18,004
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units and Series E preferred units, as converted (thousands)	$1,213,147	$1,018,121	$1,041,896	$1,084,861	$1,104,725

S-1

CENTERSPACE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands)

	Three Months Ended					Six Months Ended
	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
REVENUE	$65,043	$64,506	$64,068	$64,568	$64,776	$129,549	$132,673
EXPENSES
Property operating expenses, excluding real estate taxes	18,108	18,764	18,237	19,602	17,872	36,872	39,214
Real estate taxes	7,081	6,305	6,861	7,143	7,174	13,386	14,755
Property management expense	2,222	2,330	2,341	2,197	2,247	4,552	4,815
Casualty loss	510	820	853	937	53	1,330	305
Depreciation and amortization	25,714	27,012	26,617	24,697	24,371	52,726	50,364
Impairment of real estate investments	—	—	5,218	—	—	—	—
General and administrative expenses	4,216	4,623	4,363	3,832	4,162	8,839	11,885
TOTAL EXPENSES	$57,851	$59,854	$64,490	$58,408	$55,879	$117,705	$121,338
Gain (loss) on sale of real estate and other investments	—	(577)	(83)	11,235	(67)	(577)	60,092
Loss on litigation settlement	—	—	(1,000)	—	(2,864)	—	(2,864)
Operating income (loss)	7,192	4,075	(1,505)	17,395	5,966	11,267	68,563
Interest expense	(9,332)	(9,207)	(8,913)	(8,556)	(8,641)	(18,539)	(18,960)
Interest and other income	477	340	533	330	295	817	344
Net income (loss)	$(1,663)	$(4,792)	$(9,885)	$9,169	$(2,380)	$(6,455)	$49,947
Dividends to Series D preferred unitholders	(160)	(160)	(160)	(160)	(160)	(320)	(320)
Net (income) loss attributable to noncontrolling interest – Operating Partnership and Series E preferred units	561	1,079	1,917	(1,204)	712	1,640	(7,854)
Net income attributable to noncontrolling interests – consolidated real estate entities	(34)	(32)	(29)	(31)	(35)	(66)	(65)
Net income (loss) attributable to controlling interests	(1,296)	(3,905)	(8,157)	7,774	(1,863)	(5,201)	41,708
Dividends to preferred shareholders	(1,607)	(1,607)	(1,607)	(1,607)	(1,607)	(3,214)	(3,214)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(2,903)	$(5,512)	$(9,764)	$6,167	$(3,470)	$(8,415)	$38,494

Per Share Data - Basic
Net income (loss) per common share – basic	$(0.19)	$(0.37)	$(0.65)	$0.41	$(0.23)	$(0.56)	$2.57

Per Share Data - Diluted
Net income (loss) per common share – diluted	$(0.19)	$(0.37)	$(0.65)	$0.41	$(0.23)	$(0.56)	$2.55

S-2

CENTERSPACE
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
ASSETS
Real estate investments
Property owned	$2,428,290	$2,413,488	$2,420,146	$2,326,408	$2,434,138
Less accumulated depreciation	(578,691)	(553,231)	(530,703)	(516,673)	(543,264)
Total real estate investments	1,849,599	1,860,257	1,889,443	1,809,735	1,890,874
Cash and cash equivalents	14,328	12,682	8,630	29,701	9,745
Restricted cash	1,084	1,066	639	22,496	566
Other assets	34,414	29,468	27,649	16,349	18,992
TOTAL ASSETS	$1,899,425	$1,903,473	$1,926,361	$1,878,281	$1,920,177

LIABILITIES, MEZZANINE EQUITY, AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$52,885	$54,614	$62,754	$62,674	$56,713
Revolving lines of credit	48,000	40,357	30,000	—	18,989
Notes payable, net of unamortized loan costs	299,490	299,475	299,459	299,443	299,428
Mortgages payable, net of unamortized loan costs	584,193	585,382	586,563	539,245	563,079
TOTAL LIABILITIES	$984,568	$979,828	$978,776	$901,362	$938,209

SERIES D PREFERRED UNITS	$16,560	$16,560	$16,560	$16,560	$16,560
EQUITY
Series C Preferred Shares of Beneficial Interest	93,530	93,530	93,530	93,530	93,530
Common Shares of Beneficial Interest	1,167,055	1,160,492	1,165,694	1,169,025	1,169,501
Accumulated distributions in excess of net income	(579,139)	(564,951)	(548,273)	(527,586)	(522,796)
Accumulated other comprehensive loss	(749)	(922)	(1,119)	(1,434)	(1,758)
Total shareholders’ equity	$680,697	$688,149	$709,832	$733,535	$738,477
Noncontrolling interests – Operating Partnership and Series E preferred units	216,901	218,255	220,544	226,205	226,294
Noncontrolling interests – consolidated real estate entities	699	681	649	619	637
TOTAL EQUITY	$898,297	$907,085	$931,025	$960,359	$965,408
TOTAL LIABILITIES, MEZZANINE EQUITY, AND EQUITY	$1,899,425	$1,903,473	$1,926,361	$1,878,281	$1,920,177

S-3

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (unaudited)
This release contains certain non-GAAP financial measures. The non-GAAP financial measures should not be considered a substitute for operating results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The definitions and calculations of these non-GAAP financial measures, as calculated by the company, may not be comparable to non-GAAP financial measures reported by other REITs that do not define each of the non-GAAP financial measures exactly as Centerspace does. The non-GAAP financial measures are defined and further explained on pages S-19 through S-22, “Non-GAAP Financial Measures and Other Terms.”
The company provides certain information on a same-store and non-same-store basis. Same-store apartment communities are owned or in service for substantially all of the periods being compared, and, in the case of newly-constructed properties, have achieved a target level of physical occupancy of 90%. On the first day of each calendar year, Centerspace determines the composition of its same-store pool for that year as well as adjusts the previous year, which allows the company to evaluate the performance of existing apartment communities and their contribution to net operating income. The company believes that measuring performance on a same-store basis is useful to investors because it enables evaluation of how a fixed pool of its communities are performing year-over-year. Centerspace uses this measure to assess whether or not the company has been successful in increasing NOI (defined and reconciled below), raising average rental revenue, renewing leases on existing residents, controlling operating costs, and making prudent capital improvements.
For the comparison of the six months ended June 30, 2024 and 2023, one apartment community was non-same-store. Sold communities are included in “Dispositions,” while “Other properties” includes non-multifamily properties and the non-multifamily components of mixed-use properties.

S-4

CENTERSPACE
RECONCILIATIONS OF OPERATING INCOME TO NET OPERATING INCOME (1)

	(in thousands, except percentages)
	Three Months Ended			Sequential		Year-Over-Year
	6/30/2024	3/31/2024	6/30/2023	$ Change	% Change	$ Change	% Change
Operating income (loss)	$7,192	$4,075	$5,966	$3,117	76.5%	$1,226	20.5%
Adjustments:
Property management expenses	2,222	2,330	2,247	(108)	(4.6)%	(25)	(1.1)%
Casualty loss	510	820	53	(310)	(37.8)%	457	*
Depreciation and amortization	25,714	27,012	24,371	(1,298)	(4.8)%	1,343	5.5%
General and administrative expenses	4,216	4,623	4,162	(407)	(8.8)%	54	1.3%
(Gain) loss on sale of real estate and other investments	—	577	67	(577)	(100.0)%	(67)	(100.0)%
Loss on litigation settlement	—	—	2,864	—	N/A	(2,864)	(100.0)%
Net operating income(1)	$39,854	$39,437	$39,730	$417	1.1%	$124	0.3%

Revenue
Same-store	$62,599	$61,536	$60,531	$1,063	1.7%	$2,068	3.4%
Non-same-store	1,867	1,803	—	64	3.5%	1,867	N/A
Other properties	577	638	663	(61)	(9.6)%	(86)	(13.0)%
Dispositions	—	529	3,582	(529)	(100.0)%	(3,582)	(100.0)%
Total	65,043	64,506	64,776	537	0.8%	267	0.4%

Property operating expenses, including real estate taxes
Same-store	24,416	23,995	23,228	421	1.8%	1,188	5.1%
Non-same-store	537	566	—	(29)	(5.1)%	537	N/A
Other properties	236	182	189	54	29.7%	47	24.9%
Dispositions	—	326	1,629	(326)	(100.0)%	(1,629)	(100.0)%
Total	25,189	25,069	25,046	120	0.5%	143	0.6%

Net operating income(1)
Same-store	38,183	37,541	37,303	642	1.7%	880	2.4%
Non-same-store	1,330	1,237	—	93	7.5%	1,330	N/A
Other properties	341	456	474	(115)	(25.2)%	(133)	(28.1)%
Dispositions	—	203	1,953	(203)	(100.0)%	(1,953)	(100.0)%
Total	$39,854	$39,437	$39,730	$417	1.1%	$124	0.3%

* Not a meaningful percentage
(1)Net operating income is a non-GAAP measure. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-5

CENTERSPACE
RECONCILIATIONS OF OPERATING INCOME TO NET OPERATING INCOME (1)

	(in thousands, except percentages)
	Six Months Ended June 30,
	2024	2023	$ Change	% Change
Operating income	$11,267	$68,563	$(57,296)	(83.6)%
Adjustments:
Property management expenses	4,552	4,815	(263)	(5.5)%
Casualty loss	1,330	305	1,025	336.1%
Depreciation and amortization	52,726	50,364	2,362	4.7%
General and administrative expenses	8,839	11,885	(3,046)	(25.6)%
(Gain) loss on sale of real estate and other investments	577	(60,092)	60,669	(101.0)%
Loss on litigation settlement	—	2,864	(2,864)	(100.0)%
Net operating income(1)	$79,291	$78,704	$587	0.7%

Revenue
Same-store	$124,135	$119,971	$4,164	3.5%
Non-same-store	3,671	—	3,671	N/A
Other properties	1,214	1,338	(124)	(9.3)%
Dispositions	529	11,364	(10,835)	(95.3)%
Total	129,549	132,673	(3,124)	(2.4)%

Property operating expenses, including real estate taxes
Same-store	48,411	47,753	658	1.4%
Non-same-store	1,102	—	1,102	N/A
Other properties	418	276	142	51.4%
Dispositions	327	5,940	(5,613)	(94.5)%
Total	50,258	53,969	(3,711)	(6.9)%

Net operating income(1)
Same-store	75,724	72,218	3,506	4.9%
Non-same-store	2,569	—	2,569	N/A
Other properties	796	1,062	(266)	(25.0)%
Dispositions	202	5,424	(5,222)	(96.3)%
Total	$79,291	$78,704	$587	0.7%

* Not a meaningful percentage
(1)Net operating income is a non-GAAP measure. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-6

CENTERSPACE
RECONCILIATIONS OF SAME-STORE CONTROLLABLE EXPENSES TO TOTAL PROPERTY OPERATING EXPENSES, INCLUDING REAL ESTATE TAXES (1)

	(in thousands, except percentages)
	Three Months Ended June 30,				Six Months Ended June 30,
	2024	2023	$ Change	% Change	2024	2023	$ Change	% Change
Controllable expenses
On-site compensation(2)	$6,499	$6,484	$15	0.2%	$13,040	$12,485	$555	4.4%
Repairs and maintenance	3,602	3,140	462	14.7%	6,807	6,517	290	4.4%
Utilities	3,366	3,342	24	0.7%	7,419	8,226	(807)	(9.8)%
Administrative and marketing	1,617	1,351	266	19.7%	3,189	2,640	549	20.8%
Total	$15,084	$14,317	$767	5.4%	$30,455	$29,868	$587	2.0%

Non-controllable expenses
Real estate taxes	$6,811	$6,669	$142	2.1%	$12,819	$13,444	$(625)	(4.6)%
Insurance	2,521	2,242	279	12.4%	5,137	4,441	696	15.7%
Total	$9,332	$8,911	$421	4.7%	$17,956	$17,885	$71	0.4%
Total property operating expenses, including real estate taxes - same-store	$24,416	$23,228	$1,188	5.1%	$48,411	$47,753	$658	1.4%

Property operating expenses, including real estate taxes - non-same-store	$537	$—	$537	N/A	$1,102	$—	$1,102	N/A
Property operating expenses, including real estate taxes - other properties	236	189	47	24.9%	418	276	142	51.4%
Property operating expenses, including real estate taxes - dispositions	—	1,629	(1,629)	(100.0)%	327	5,940	(5,613)	(94.5)%
Total property operating expenses, including real estate taxes	$25,189	$25,046	$143	0.6%	$50,258	$53,969	$(3,711)	(6.9)%

(1)Same-store controllable expenses is a non-GAAP measure. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)On-site compensation for administration, leasing, and maintenance personnel.

S-7

CENTERSPACE
RECONCILIATIONS OF NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS AND CORE FUNDS FROM OPERATIONS (1)

	(in thousands, except per share amounts)
	Three Months Ended					Six Months Ended
	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Funds From Operations(1)
Net income (loss) available to common shareholders	$(2,903)	$(5,512)	$(9,764)	$6,167	$(3,470)	$(8,415)	$38,494
Adjustments:
Noncontrolling interests – Operating Partnership and Series E preferred units	(561)	(1,079)	(1,917)	1,204	(712)	(1,640)	7,854
Depreciation and amortization	25,714	27,012	26,617	24,697	24,371	52,726	50,364
Less depreciation – non real estate	(82)	(85)	(85)	(56)	(89)	(167)	(180)
Less depreciation – partially owned entities	(25)	(24)	(22)	(20)	(19)	(49)	(38)
Impairment of real estate	—	—	5,218	—	—	—	—
(Gain) loss on sale of real estate and other assets	—	577	82	(11,235)	71	577	(60,088)
FFO applicable to common shares and Units	$22,143	$20,889	$20,129	$20,757	$20,152	$43,032	$36,406

Adjustments to Core FFO(1):
Non-cash casualty (recovery) loss	191	702	535	854	(52)	893	(39)
Interest rate swap amortization	173	197	315	324	159	370	297
Amortization of assumed debt	263	263	136	(116)	(116)	526	(232)
Severance and transition related costs	—	—	(10)	—	(19)	—	3,180
Loss on litigation settlement and associated trial costs(2)	—	37	1,035	34	3,201	37	3,201
Other miscellaneous items(3)	31	(42)	(35)	(129)	(22)	(11)	32
Core FFO applicable to common shares and Units	$22,801	$22,046	$22,105	$21,724	$23,303	$44,847	$42,845

FFO applicable to common shares and Units	$22,143	$20,889	$20,129	$20,757	$20,152	$43,032	$36,406
Dividends to Series D preferred unitholders	160	160	160	160	160	320	320
FFO applicable to common shares and Units - diluted	$22,303	$21,049	$20,289	$20,917	$20,312	$43,352	$36,726

Core FFO applicable to common shares and Units	$22,801	$22,046	$22,105	$21,724	$23,303	$44,847	$42,845
Dividends to Series D preferred unitholders	160	160	160	160	160	320	320
Core FFO applicable to common shares and Units - diluted	$22,961	$22,206	$22,265	$21,884	$23,463	$45,167	$43,165

Per Share Data
Net income (loss) per share and Unit - diluted	$(0.19)	$(0.37)	$(0.65)	$0.41	$(0.23)	$(0.56)	$2.55
FFO per share and Unit - diluted	$1.23	$1.16	$1.11	$1.15	$1.11	$2.39	$2.01
Core FFO per share and Unit - diluted	$1.27	$1.23	$1.22	$1.20	$1.28	$2.49	$2.36

Weighted average shares - basic	14,972	14,922	15,013	14,989	14,949	14,947	14,987
Effect of redeemable operating partnership Units for FFO and Core FFO	835	854	862	908	965	845	967
Effect of Series D preferred units for FFO and Core FFO	228	228	228	228	228	228	228
Effect of Series E preferred units for FFO and Core FFO	2,062	2,078	2,087	2,093	2,103	2,070	2,111
Effect of dilutive restricted stock units and stock options for FFO and Core FFO	32	20	31	28	24	26	20
Weighted average shares and Units for FFO and Core FFO - diluted	18,129	18,102	18,221	18,246	18,269	18,116	18,313

(1)Funds from operations and Core funds from operations are non-GAAP measures. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)Consists of $37,000 in associated trial costs related to the litigation matter for the six months ended June 30, 2024. Consists of a $3.9 million loss on litigation settlement for a trial judgment entered against the Company and $406,000 in associated trial costs related to the litigation matter for the year ended December 31, 2023.
(3)Consists of (gain) loss on investments and pursuit costs.

S-8

CENTERSPACE
RECONCILIATIONS OF NET INCOME (LOSS) AVAILABLE TO CONTROLLING INTERESTS
TO ADJUSTED EBITDA(1)

	(in thousands)
	Three Months Ended					Six Months Ended
	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Adjusted EBITDA
Net income (loss) available to controlling interests	$(1,296)	$(3,905)	$(8,157)	$7,774	$(1,863)	$(5,201)	$41,708
Adjustments:
Dividends to Series D preferred unitholders	160	160	160	160	160	320	320
Noncontrolling interests – Operating Partnership and Series E preferred units	(561)	(1,079)	(1,917)	1,204	(712)	(1,640)	7,854
Income (loss) before noncontrolling interests – Operating Partnership and Series E preferred units	$(1,697)	$(4,824)	$(9,914)	$9,138	$(2,415)	$(6,521)	$49,882
Adjustments:
Interest expense	9,318	9,193	8,900	8,542	8,626	18,511	18,931
Depreciation and amortization related to real estate investments	25,689	26,988	26,595	24,675	24,351	52,677	50,322
Impairment of real estate investments	—	—	5,218	—	—	—	—
Non-cash casualty loss (recovery)	191	702	535	854	(52)	893	(39)
Interest income	(462)	(280)	(316)	(187)	(248)	(742)	(340)
(Gain) loss on sale of real estate and other investments	—	577	83	(11,235)	71	577	(60,088)
Severance and transition related costs	—	—	(10)	—	(19)	—	3,180
Loss on litigation settlement and associated trial costs(2)	—	37	1,035	34	3,201	37	3,201
Other miscellaneous items(3)	31	(42)	(35)	(129)	(22)	(11)	32
Adjusted EBITDA	$33,070	$32,351	$32,091	$31,692	$33,493	$65,421	$65,081

(1)Adjusted EBITDA is a non-GAAP measure. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)Consists of $37,000 in associated trial costs related to the litigation matter for the six months ended June 30, 2024. Consists of a $3.9 million loss on litigation settlement for a trial judgment entered against the Company and $406,000 in associated trial costs related to the litigation matter for the year ended December 31, 2023.
(3)Consists of (gain) loss on investments and pursuit costs.

S-9

CENTERSPACE
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt
	Secured Fixed Debt	Unsecured Fixed Debt	Unsecured Variable Debt	Total Debt	% of Total Debt	Weighted Average Interest Rate(1)
2024 (remainder)	$—	$—	$—	$—	—	—%
2025	29,970	—	48,000	77,970	8.3%	5.54%
2026	102,446	—	—	102,446	10.9%	3.59%
2027	49,029	—	—	49,029	5.2%	3.47%
2028	65,737	50,000	—	115,737	12.4%	3.14%
Thereafter	340,817	250,000	—	590,817	63.2%	3.47%
Subtotal	587,999	300,000	48,000	935,999	100.0%	3.62%
Premiums and discounts, net	(608)	—	—	(608)
Deferred financing costs, net	(3,198)	(510)	—	(3,708)
Total debt	$584,193	$299,490	$48,000	$931,683

(1)Weighted average interest rate of debt that matures during the year.

	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
Debt Balances Outstanding(1)
Secured fixed rate - mortgages payable - other	$388,541	$389,874	$391,140	$343,709	$367,679
Secured fixed rate - Fannie Mae credit facility	198,850	198,850	198,850	198,850	198,850
Unsecured variable rate lines of credit	48,000	40,357	30,000	—	18,989
Unsecured senior notes	300,000	300,000	300,000	300,000	300,000
Debt total	$935,391	$929,081	$919,990	$842,559	$885,518

Mortgages payable - other rate	4.05%	4.05%	4.05%	4.14%	4.14%
Fannie Mae Credit Facility rate	2.78%	2.78%	2.78%	2.78%	2.78%
Lines of credit rate(2)	6.69%	6.68%	6.74%	—	6.56%
Unsecured senior notes rate	3.12%	3.12%	3.12%	3.12%	3.12%
Total debt	3.62%	3.59%	3.54%	3.46%	3.54%

(1)Excludes deferred financing costs.
(2)Interest rate excludes any unused facility fees and amounts reclassified from accumulated other comprehensive income (loss) into interest expense from terminated interest rate swaps, as shown in the table below.

	Three Months Ended
	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
Reclassified from Accumulated OCI into interest expense	$173	$197	$315	$324	$159

S-10

CENTERSPACE
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
Equity Capitalization
Common shares outstanding	15,057	14,912	14,963	15,052	14,949
Operating partnership units outstanding	828	844	861	864	961
Series E preferred units (as converted)	2,053	2,062	2,078	2,087	2,094
Total common shares, Units, and Series E preferred units, as converted, outstanding	17,938	17,818	17,902	18,003	18,004
Market price per common share (closing price at end of period)	$67.63	$57.14	$58.20	$60.26	$61.36
Equity capitalization-common shares and units	$1,213,147	$1,018,121	$1,041,896	$1,084,861	$1,104,725
Recorded book value of preferred shares	$93,530	$93,530	$93,530	$93,530	$93,530
Total equity capitalization	$1,306,677	$1,111,651	$1,135,426	$1,178,391	$1,198,255

Series D Preferred Units	$16,560	$16,560	$16,560	$16,560	$16,560

Debt Capitalization
Total debt	$935,391	$929,081	$919,990	$842,559	$885,518
Total market capitalization	$2,258,628	$2,057,292	$2,071,976	$2,037,510	$2,100,333

Total debt to total market capitalization(1)	41.4%	45.2%	44.4%	41.4%	42.2%

(1)Total debt to total market capitalization is a non-GAAP financial measure. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.

	Three Months Ended										Six Months Ended
	6/30/2024		3/31/2024		12/31/2023		9/30/2023		6/30/2023		6/30/2024		6/30/2023
Debt service coverage ratio(1)	3.03	x	3.02	x	3.09	x	3.11	x	3.33	x	3.02	x	2.99	x
Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.61	x	2.59	x	2.64	x	2.65	x	2.83	x	2.60	x	2.57	x
Net debt/Adjusted EBITDA(2)	6.96	x	7.08	x	7.10	x	6.41	x	6.54	x	7.04	x	6.73	x
Net debt and preferred equity/Adjusted EBITDA(2)	7.80	x	7.93	x	7.96	x	7.28	x	7.36	x	7.88	x	7.57	x

Distribution Data
Common shares and Units outstanding at record date	15,875		15,756		15,824		15,916		15,910		15,875		15,910
Total common distribution declared	$11,907		$11,805		$11,551		$11,615		$11,608		$23,712		$23,276
Common distribution per share and Unit	$0.75		$0.75		$0.73		$0.73		$0.73		$1.50		$1.46
Payout ratio (Core FFO per diluted share and unit basis)(3)	59.1%		61.0%		59.8%		60.8%		57.0%		60.2%		61.9%

(1)Debt service coverage ratio is a non-GAAP financial measure. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)Net debt divided by adjusted EBITDA and net debt and preferred equity divided by adjusted EBITDA are non-GAAP financial measures. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Payout ratio (Core FFO per diluted share and unit basis) is a non-GAAP financial measure. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-11

CENTERSPACE
SAME-STORE SECOND QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI(2)
Regions		Q2 2024	Q2 2023	% Change	Q2 2024	Q2 2023	% Change	Q2 2024	Q2 2023	% Change
Denver, CO	2,104	$13,513	$13,348	1.2%	$4,623	$4,399	5.1%	$8,890	$8,949	(0.7)%
Minneapolis, MN	4,711	23,426	22,590	3.7%	10,045	9,599	4.6%	13,381	12,991	3.0%
North Dakota	1,710	7,262	6,767	7.3%	2,684	2,510	6.9%	4,578	4,257	7.5%
Omaha, NE	872	3,563	3,443	3.5%	1,559	1,381	12.9%	2,004	2,062	(2.8)%
Rochester, MN	1,129	5,964	5,760	3.5%	2,126	2,137	(0.5)%	3,838	3,623	5.9%
St. Cloud, MN	832	3,638	3,459	5.2%	1,464	1,405	4.2%	2,174	2,054	5.8%
Other Mountain West(1)	1,222	5,233	5,164	1.3%	1,915	1,797	6.6%	3,318	3,367	(1.5)%
Same-Store Total	12,580	$62,599	$60,531	3.4%	$24,416	$23,228	5.1%	$38,183	$37,303	2.4%

	% of NOI Contribution	Weighted Average Occupancy (3)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (3)
Regions		Q2 2024	Q2 2023	Growth	Q2 2024	Q2 2023	% Change	Q2 2024	Q2 2023	% Change
Denver, CO	23.3%	95.5%	95.7%	(0.2)%	$1,982	$1,948	1.7%	$2,242	$2,209	1.5%
Minneapolis, MN	35.0%	95.5%	95.1%	0.4%	1,537	1,506	2.1%	1,736	1,681	3.3%
North Dakota	12.0%	96.1%	96.4%	(0.3)%	1,329	1,242	7.0%	1,474	1,368	7.7%
Omaha, NE	5.2%	93.1%	94.7%	(1.6)%	1,343	1,262	6.4%	1,463	1,389	5.3%
Rochester, MN	10.1%	96.1%	95.0%	1.1%	1,735	1,688	2.8%	1,832	1,790	2.3%
St. Cloud, MN	5.7%	93.7%	91.7%	2.0%	1,364	1,343	1.6%	1,555	1,512	2.8%
Other Mountain West(1)	8.7%	94.4%	95.3%	(0.9)%	1,349	1,327	1.7%	1,511	1,479	2.2%
Same-Store Total	100.0%	95.3%	95.2%	0.1%	$1,558	$1,515	2.8%	$1,741	$1,685	3.3%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)NOI is a non-GAAP financial measure. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-12

CENTERSPACE
SAME-STORE SEQUENTIAL QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI(2)
Regions		Q2 2024	Q1 2024	% Change	Q2 2024	Q1 2024	% Change	Q2 2024	Q1 2024	% Change
Denver, CO	2,104	$13,513	$13,354	1.2%	$4,623	$4,589	0.7%	$8,890	$8,765	1.4%
Minneapolis, MN	4,711	23,426	22,978	1.9%	10,045	9,414	6.7%	13,381	13,564	(1.3)%
North Dakota	1,710	7,262	6,995	3.8%	2,684	2,972	(9.7)%	4,578	4,023	13.8%
Omaha, NE	872	3,563	3,568	(0.1)%	1,559	1,474	5.8%	2,004	2,094	(4.3)%
Rochester, MN	1,129	5,964	5,915	0.8%	2,126	2,103	1.1%	3,838	3,812	0.7%
St. Cloud, MN	832	3,638	3,626	0.3%	1,464	1,614	(9.3)%	2,174	2,012	8.1%
Other Mountain West(1)	1,222	5,233	5,100	2.6%	1,915	1,829	4.7%	3,318	3,271	1.4%
Same-Store Total	12,580	$62,599	$61,536	1.7%	$24,416	$23,995	1.8%	$38,183	$37,541	1.7%

	% of NOI Contribution	Weighted Average Occupancy (3)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (3)
Regions		Q2 2024	Q1 2024	Growth	Q2 2024	Q1 2024	% Change	Q2 2024	Q1 2024	% Change
Denver, CO	23.3%	95.5%	95.3%	0.2%	$1,982	$1,976	0.3%	$2,242	$2,221	0.9%
Minneapolis, MN	35.0%	95.5%	94.5%	1.0%	1,537	1,529	0.5%	1,736	1,720	0.9%
North Dakota	12.0%	96.1%	95.6%	0.5%	1,329	1,303	2.0%	1,474	1,426	3.4%
Omaha, NE	5.2%	93.1%	93.3%	(0.2)%	1,343	1,326	1.3%	1,463	1,462	0.1%
Rochester, MN	10.1%	96.1%	94.6%	1.5%	1,735	1,730	0.3%	1,832	1,846	(0.8)%
St. Cloud, MN	5.7%	93.7%	93.8%	(0.1)%	1,364	1,353	0.8%	1,555	1,549	0.4%
Other Mountain West(1)	8.7%	94.4%	93.1%	1.3%	1,349	1,340	0.7%	1,511	1,494	1.1%
Same-Store Total	100.0%	95.3%	94.6%	0.7%	$1,558	$1,547	0.7%	$1,741	$1,724	1.0%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)NOI is a non-GAAP financial measure. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-13

CENTERSPACE
SAME-STORE YEAR-TO-DATE COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI(2)
Regions		2024	2023	% Change	2024	2023	% Change	2024	2023	% Change
Denver, CO	2,104	$26,867	$26,464	1.5%	$9,212	$8,843	4.2%	$17,655	$17,621	0.2%
Minneapolis, MN	4,711	46,404	44,967	3.2%	19,459	19,681	(1.1)%	26,945	25,286	6.6%
North Dakota	1,710	14,257	13,277	7.4%	5,656	5,354	5.6%	8,601	7,923	8.6%
Omaha, NE	872	7,131	6,799	4.9%	3,033	2,814	7.8%	4,098	3,985	2.8%
Rochester, MN	1,129	11,879	11,409	4.1%	4,229	4,365	(3.1)%	7,650	7,044	8.6%
St. Cloud, MN	832	7,264	6,810	6.7%	3,078	3,095	(0.5)%	4,186	3,715	12.7%
Other Mountain West(1)	1,222	10,333	10,245	0.9%	3,744	3,601	4.0%	6,589	6,644	(0.8)%
Same-Store Total	12,580	$124,135	$119,971	3.5%	$48,411	$47,753	1.4%	$75,724	$72,218	4.9%

	% of NOI Contribution	Weighted Average Occupancy (3)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (3)
Regions		2024	2023	Growth	2024	2023	% Change	2024	2023	% Change
Denver, CO	23.3%	95.4%	95.6%	(0.2)%	$1,979	$1,941	2.0%	$2,231	$2,192	1.8%
Minneapolis, MN	35.6%	95.0%	95.0%	—%	1,533	1,501	2.1%	1,728	1,675	3.2%
North Dakota	11.4%	95.8%	96.5%	(0.7)%	1,316	1,228	7.2%	1,450	1,342	8.0%
Omaha, NE	5.4%	93.2%	94.4%	(1.2)%	1,334	1,248	6.9%	1,462	1,377	6.2%
Rochester, MN	10.1%	95.4%	94.9%	0.5%	1,732	1,676	3.3%	1,839	1,774	3.7%
St. Cloud, MN	5.5%	93.8%	90.9%	2.9%	1,359	1,329	2.3%	1,552	1,501	3.4%
Other Mountain West(1)	8.7%	93.8%	95.2%	(1.4)%	1,344	1,323	1.6%	1,503	1,468	2.4%
Same-Store Total	100.0%	94.9%	95.0%	(0.1)%	$1,552	$1,507	3.0%	$1,732	$1,672	3.6%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)NOI is a non-GAAP financial measure. Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-14

CENTERSPACE
PORTFOLIO SUMMARY(1)

	As of and for the Three Months Ended
	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
Number of Apartment Homes at Period End
Same-Store	12,580	12,580	12,173	12,173	12,885
Non-Same-Store	303	303	915	612	612
All Communities	12,883	12,883	13,088	12,785	13,497

Average Monthly Rental Rate(2)
Same-Store	$1,558	$1,547	$1,522	$1,511	$1,467
Non-Same-Store	1,900	1,885	1,893	1,907	1,894
All Communities	$1,566	$1,555	$1,547	$1,530	$1,487

Average Monthly Revenue per Occupied Apartment Home(2)
Same-Store	$1,741	$1,724	$1,683	$1,676	$1,634
Non-Same-Store	2,125	2,053	2,055	2,072	2,072
All Communities	$1,750	$1,732	$1,708	$1,695	$1,654

Weighted Average Occupancy(2)
Same-Store	95.3%	94.6%	94.8%	94.7%	95.2%
Non-Same-Store	96.7%	96.6%	95.8%	93.5%	95.4%
All Communities	95.3%	94.6%	94.9%	94.6%	95.2%

Property Operating Expenses as a % of Scheduled Rental Rent(2)
Same-Store	41.5%	41.1%	41.5%	43.3%	41.2%
Non-Same-Store	31.1%	33.0%	35.7%	41.9%	38.8%
All Communities	41.2%	40.9%	41.0%	43.3%	41.1%

Capital Expenditures
Total Recurring Capital Expenditures(2) per Apartment Home – Same-Store	$264	$209	$491	$389	$258

(1)Previously reported amounts are not revised for changes in the composition of the same-store properties pool.
(2)Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-15

CENTERSPACE
CAPITAL EXPENDITURES
($ in thousands, except per home amounts)

	Three Months Ended		Six Months Ended
Capital Expenditures	6/30/2024	6/30/2023	6/30/2024	6/30/2023
Total Same-Store Apartment Homes	12,580	12,580	12,580	12,580
All Properties - Weighted Average Apartment Homes	12,883	13,497	12,950	14,019

Same-Store
Building - Exterior	$461	$125	$1,802	$125
Building - Interior	38	16	54	16
Mechanical, Electrical, & Plumbing	469	781	3,279	1,051
Furniture & Equipment	149	153	231	167
Landscaping & Grounds	734	6	1,237	6
Turnover replacements	1,011	674	1,889	1,369
Work in progress - net change	462	1,290	(2,538)	1,677
Recurring Capital Expenditures(1) - Same-Store	$3,324	$3,045	$5,954	$4,411
Recurring Capital Expenditures(1) per Apartment Home - Same-Store	$264	$242	$473	$351

Recurring Capital Expenditures(1) - All Properties	$3,372	$3,233	$6,050	$4,939
Recurring Capital Expenditures(1) per Apartment Home - All Properties	$262	$240	$467	$352

Value Add(1)
Same-Store
Interior - Units	$456	$4,499	$693	$5,718
Common Areas and Exterior	11,902	1,354	$18,030	$2,598
Work in Progress - net change	(5,961)	123	$(2,801)	$216
Total Value Add - Same Store	$6,397	$5,976	$15,922	$8,532

All Properties
Interior - Units	$456	$4,499	$693	$5,718
Common Areas and Exterior	12,342	1,354	$18,475	$2,672
Work in Progress - net change	(6,389)	123	$(2,801)	$216
Total Value Add - All Properties	$6,409	$5,976	$16,367	$8,606

Acquisition and Other Capital Expenditures(1)(2)
All Properties	$5,756	$5,296	8,337	10,133

Total Capital Spend
Total Capital Spend - Same-Store(3)	$9,721	$9,021	$21,876	$12,943
Total Capital Spend per Apartment Home - Same-Store(3)	$773	$717	$1,739	$1,029

Total Capital Spend - All Properties	$15,537	$14,505	$30,754	$23,678
Total Capital Spend per Apartment Home - All Properties	$1,206	$1,075	$2,375	$1,689

(1)Refer to pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for definitions.
(2)Non-routine capital expenditures were reclassified for inclusion in the Acquisition and Other Capital Expenditures category. For the three and six months ended June 30, 2023, $6,000 and $171,000 was reclassified to Acquisition and Other Capital Expenditures, respectively.
(3)Includes value-add and excludes acquisition and other capital expenditures on same-store communities.

S-16

CENTERSPACE
2024 Financial Outlook
(in thousands, except per share and per home amounts)
Centerspace revised its financial outlook for 2024 in the table below.

		2024 Previous Outlook Range		2024 Revised Outlook Range
	Six Months Ended	Low	High	Low	High
	June 30, 2024	Amount	Amount	Amount	Amount
Same-store growth
Revenue	$124,135	3.00%	4.50%	3.25%	4.25%
Controllable expenses	30,455	4.00%	5.50%	3.25%	4.25%
Non-controllable expenses	17,956	4.00%	5.50%	3.50%	5.00%
Total Expenses	$48,411	4.00%	5.50%	3.50%	4.75%
Same-store NOI(1)	$75,724	2.50%	4.00%	3.00%	4.00%

Components of NOI(1)
Same-store	$75,724	$148,900	$151,000	$149,600	$151,000
Non-same-store	2,569	4,900	5,100	5,000	5,200
Other properties	796	1,750	1,850	1,750	1,850
Dispositions	202	$203	$203	$203	$203
Total NOI(1)	$79,291	$155,753	$158,153	$156,553	$158,253

Other operating income and expenses
General and administrative and property management	(13,391)	(28,000)	(27,500)	(27,900)	(27,400)
Casualty loss	(1,330)	(1,850)	(1,750)	(2,050)	(1,950)
Non-real estate depreciation and amortization	(216)	(400)	(350)	(400)	(350)
Non-controlling interest	(66)	(120)	(130)	(120)	(130)
Total other operating income and expenses	$(15,003)	$(30,370)	$(29,730)	$(30,470)	$(29,830)

Interest expense	$(18,539)	(38,200)	(37,800)	(36,850)	(36,500)
Interest and other income	817	$1,800	$2,000	$1,800	$2,000
Dividends to preferred shareholders	(3,214)	(6,428)	(6,428)	(6,428)	(6,428)
FFO applicable to common shares and Units - diluted(1)	$43,352	$82,555	$86,195	$84,605	$87,495

Non-core income and expenses
Non-cash casualty loss	$893	$1,050	$1,000	$1,150	$1,100
Interest rate swap amortization	370	725	700	725	700
Amortization of assumed debt	526	1,075	1,025	1,075	1,025
Loss on litigation settlement and associated trial costs	37	125	100	125	100
Other miscellaneous items	(11)	100	50	100	50
Total non-core income and expenses	$1,815	$3,075	$2,875	$3,175	$2,975
Core FFO applicable to common shares and Units - diluted(1)	$45,167	$85,630	$89,070	$87,780	$90,470

Net loss per share - diluted	$(0.56)	$(1.34)	$(1.10)	$(1.21)	$(1.01)
FFO per diluted share(1)	$2.39	$4.57	$4.76	$4.61	$4.76
Core FFO per diluted share(1)	$2.49	$4.74	$4.92	$4.78	$4.92
Weighted average shares outstanding - diluted	18,116	18,075	18,100	18,350	18,375

Additional Assumptions
Same-store recurring capital expenditures (per home)	$473	$1,075	$1,150	$1,100	$1,150
Value-add expenditures	$16,367	$25,000	$27,000	$23,000	$25,000
Proceeds from Dispositions	$19,000	$19,000	$19,000	$19,000	$19,000
(1)NOI, FFO, and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to "Non-GAAP Financial Measures and Reconciliations" in the Supplemental Financial and Operating Data" above and pages S-19 through S-22 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-17

Reconciliation of Net Income (Loss) Available to Common Shareholders to FFO and Core FFO
The following table presents reconciliations of Net income (loss) available to common shareholders to FFO and Core FFO, which are non-GAAP financial measures described in greater detail under “Non-GAAP Financial Measures and Other Terms.” They should not be considered as alternatives to net income (loss) or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO and Core FFO also do not represent cash generated from operating activities in accordance with GAAP, nor are they indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders. The outlook and projections provided below are based on current expectations and are forward-looking statements under applicable U.S. federal securities laws.

		Previous Outlook		Revised Outlook
	Six Months Ended	12 Months Ended		12 Months Ended
	June 30, 2024	December 31, 2024		December 31, 2024
	Actual	Low	High	Low	High
Net loss available to common shareholders	$(8,415)	$(16,468)	$(11,953)	$(14,418)	$(10,653)
Noncontrolling interests - Operating Partnership and Series E preferred units	(1,640)	(7,795)	(7,885)	(7,795)	(7,885)
Depreciation and amortization	52,726	106,098	105,298	106,098	105,298
Less depreciation - non real estate	(167)	(400)	(350)	(400)	(350)
Less depreciation - partially owned entities	(49)	(120)	(130)	(120)	(130)
Loss on sale of real estate	577	600	575	600	575
Dividends to preferred unitholders	320	640	640	640	640
FFO applicable to common shares and Units - diluted	$43,352	$82,555	$86,195	$84,605	$87,495

Adjustments to Core FFO:
Non-cash casualty loss	893	1,050	1,000	1,150	1,100
Interest rate swap amortization	370	725	700	725	700
Amortization of assumed debt	526	1,075	1,025	1,075	1,025
Loss on litigation settlement and associated trial costs	37	125	100	125	100
Other miscellaneous items	(11)	100	50	100	50
Core FFO applicable to common shares and Units - diluted	$45,167	$85,630	$89,070	$87,780	$90,470

Net loss per share - diluted	$(0.56)	$(1.34)	$(1.10)	$(1.21)	$(1.01)
FFO per share - diluted	$2.39	$4.57	$4.76	$4.61	$4.76
Core FFO per share - diluted	$2.49	$4.74	$4.92	$4.78	$4.92
Reconciliation of Operating Income to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by sales of real estate and other investments, impairment, depreciation, amortization, financing costs, property management expenses, casualty losses, loss on litigation settlement, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance.

		Previous Outlook		Revised Outlook
	Six Months Ended	12 Months Ended		12 Months Ended
	June 30, 2024	December 31, 2024		December 31, 2024
	Actual	Low	High	Low	High
Operating income	$11,267	$19,080	$22,930	$19,780	$22,930
Adjustments:
General and administrative and property management expenses	13,391	28,000	27,500	27,900	27,400
Casualty loss	1,330	1,850	1,750	2,050	1,950
Depreciation and amortization	52,726	106,098	105,298	106,098	105,298
Loss on sale of real estate and other investments	577	600	575	600	575
Loss on litigation settlement and associated trial costs	—	125	100	125	100
Net operating income	$79,291	$155,753	$158,153	$156,553	$158,253

S-18

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND OTHER TERMS
Acquisition and Other Capital Expenditures
Acquisition and other non-routine capital expenditures represent capital additions contemplated in the underwriting at recently acquired communities. These amounts are considered when determining expected returns. Other includes casualty and other non-routine capital items including, but not limited to, tenant improvements, real estate special assessments, and capital expenditures incurred to dispose of properties. Casualty represents capitalized costs incurred in connection with the restoration of an apartment community after a casualty event.
Adjusted EBITDA
Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain/loss from involuntary conversion; and other non-routine items or items not considered core to business operations. The Company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.
Average Monthly Rental Rate
Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
Average Monthly Revenue per Occupied Home
Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.
Debt Service Coverage Ratio
Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within this Non-GAAP Financial Measures and Other Terms section.

	Three Months Ended					Six Months Ended
	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Adjusted EBITDA	$33,070	$32,351	$32,091	$31,692	$33,493	$65,421	$65,081

Interest Expense	9,318	9,193	8,913	8,556	8,641	18,511	18,960
Principal Amortization	1,596	1,529	1,487	1,646	1,416	3,125	2,799
Total Interest Expense and Principal Amortization	10,914	10,722	10,400	10,202	10,057	21,636	21,759
Distributions paid to Series C preferred shareholders and Series D preferred unitholders	1,767	1,767	1,767	1,767	1,767	3,534	3,534
Total Interest Expense, Principal Amortization, and preferred distributions	12,681	12,489	12,167	11,969	11,824	25,170	25,293

Debt Service Coverage Ratio	3.03	3.02	3.09	3.11	3.33	3.02	2.99

Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.61	2.59	2.64	2.65	2.83	2.60	2.57
Funds From Operations and Core Funds From Operations
The Company believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation and amortization.
The Company uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding:

S-19

•depreciation and amortization related to real estate;
•gains and losses from the sale of certain real estate assets;
•impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and
•similar adjustments for partially owned consolidated real estate entities.
The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the Company's investments, and assists management and investors in comparing those operating results between periods.
Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The Company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business.
While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income (loss) or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders.
Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the Company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income (loss), or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the Company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.
Net Debt Divided by Adjusted EBITDA
Net debt is the total outstanding debt balance less cash and cash equivalents. Preferred equity is the sum of the book value of Series C preferred shares and Series D preferred units outstanding. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within this Non-GAAP Financial Measures and Other Terms section.

	As of and for the					As of and for the
	Three Months Ended					Six Months Ended
	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Total debt	$935,391	$929,081	$919,990	$842,559	$885,518	$935,391	$885,518
Less: cash and cash equivalents	14,328	12,682	8,630	29,701	9,745	14,328	9,745
Net debt	$921,063	$916,399	$911,360	$812,858	$875,773	$921,063	$875,773

Adjusted EBITDA(1)	$132,280	$129,404	$128,364	$126,768	$133,972	$130,842	$130,162
Net debt/Adjusted EBITDA	6.96	7.08	7.10	6.41	6.54	7.04	6.73

Preferred Equity	$110,090	$110,090	$110,090	$110,090	$110,090	$110,090	$110,090
Net debt and preferred equity	$1,031,153	$1,026,489	$1,021,450	$922,948	$985,863	$1,031,153	$985,863
Adjusted EBITDA(1)	$132,280	$129,404	$128,364	$126,768	$133,972	$130,842	$130,162
Net debt and preferred equity/Adjusted EBITDA	7.80	7.93	7.96	7.28	7.36	7.88	7.57
(1)Annualized for periods less than one year.

S-20

Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the Company defines as total real estate revenues less property operating expenses, including real estate taxes. The Company believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that excludes gain (loss) on the sale of real estate and other investments, impairment, depreciation and amortization, financing costs, property management expenses, casualty losses, loss on litigation settlement, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance.
Payout Ratio (Core FFO per Diluted Share and Unit Basis)
Payout ratio (Core FFO per diluted share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per diluted share and unit. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Core FFO definition included within this Non-GAAP Financial Measures and Other Terms section.

	Three Months Ended					Six Months Ended
	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Common distribution per share and unit	$0.75	$0.75	$0.73	$0.73	$0.73	$1.50	$1.46
Core FFO per common share and unit diluted	1.27	1.23	1.22	1.20	1.28	2.49	2.36
Payout ratio	59.1%	61.0%	59.8%	60.8%	57.0%	60.2%	61.9%
Recurring Capital Expenditures
Recurring capital expenditures represent expenditures necessary to help preserve the value of and maintain the functionality at communities. Property recurring capital expenditures are necessary to maintain asset quality, including purchasing and replacing items used to operate the communities such as appliances, mechanical equipment, flooring to roof replacement, paving, siding, and major landscaping.
Same-Store Controllable Expenses
The Company defines same-store controllable expenses as property operating expenses excluding real estate taxes and insurance. Same-store controllable expenses exclude real estate taxes and insurance, in order to provide a measure of expenses that are within management's control, and is used for the purposes of budgeting, business planning, and performance evaluation. This is a non-GAAP financial measure and should not be considered an alternative to total expenses or total property operating expenses and real estate taxes.
Scheduled Rental Revenue
Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
Total Debt to Total Market Capitalization
Total debt to total market capitalization, a non-GAAP financial measure, is total debt not adjusted for unamortized deferred financing costs or unamortized debt premiums and discounts from the balance sheet divided by the sum of total debt from the balance sheet, market value of common shares, operating partnership units, and the as converted Series E preferred units, and book value of Series C preferred shares and Series D preferred units outstanding at the end of the period. This non-GAAP financial measure should not be considered a substitute for operating results determined in accordance with GAAP.
Value Add
Value add represents expenditures that are expected to result in increased income generation or decreased expense growth over time to improve a community’s cash flow and competitive position. This includes elective capital expenditures such as full-scale renovations including new amenities, interior unit turn renovations, enhanced clubhouses and common area hallways and certain resource management initiatives including smart home automation as well as environmental and sustainability initiatives for higher rental levels or expense savings in their respective markets.

S-21

Weighted Average Occupancy
Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rental revenue. Scheduled rental revenue represents the value of all apartment homes, with occupied homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes. The Company believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy, and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs and other real estate companies.

S-22